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                                                                   EXHIBIT 23.3

              CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and in headnotes and to the use of our report dated January 29, 1996, in Amendment No. 2 to the Registration Statement (Form S-3, No. 333-01601) and related Prospectuses of Smith's Food & Drug Centers, Inc. dated April 26, 1996.

                                          ERNST & YOUNG LLP

Salt Lake City, Utah

April 19, 1996